SHARE TRANSFER AGREEMENT

This Agreement dated effective the __ day of _________, 2018.

BETWEEN:

SKINVISIBLE PHARMACEUTICALS, INC.

a Nevada corporation having an address at

#10 – 6320 S. Sandhill Rd., Las Vegas, NV 89120

(the “Transferor”) OF THE FIRST PART

AND:

TERRY HOWLETT of

356 Vincents Hollow Circle

Henderson, NV 89052

(the “Transferee”) OF THE SECOND PART

THIS AGREEMENT WITNESSES THAT in consideration of the settlement of indebtedness totalling US $30,000, being a portion of the indebtedness owed to the Transferee by the Transferor, and in reliance of the representations and warranties of the Transferee, the Transferor hereby sells, assigns and transfers to the Transferee 346,250 common shares (the “Shares”) of Ovation Science Inc. (the “Company”), as constituted on the date hereof.

The Transferee represents and warrants to the Transferor that:

(1)           The Transferee hereby acknowledges that this transfer of shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being transferred by the Company pursuant to an exemption from registration;

(2)           The Transferee is acquiring the Shares solely for the Transferee’s own account and benefit for investment purposes, and not with a view to the resale or distribution of any part thereof. The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise dispose of, grant participations in or distribute the Shares or any portion thereof either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance;

(3)           The Transferee is not aware of any circumstance presently in existence which is likely in the future to prompt a sale or other disposition of shares.

(4)           The Transferee possesses the financial and business experience to make an informed decision to acquire the Shares and has had access to all information relating to the Company and its business operations, which would be necessary to make an informed decision to purchase the Shares;

(5)           The Transferee is a director and officer of the Company and as such has access to all necessary information on the Company to make this investment decision. The Transferee is not relying on any representation from the Transferor with respect to the Company, its business or prospects;

(6)           The Transferee acknowledges and agrees that the shares are restricted securities, as contemplated under the United States Securities Act of 1933 which have been issued without registration and that all certificates representing the shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

(7)           The Transferee is aware that the Company is filing a prospectus in certain Canadian jurisdictions and that as a condition of acceptance of the prospectus and listing of the shares on the Canadian Securities Exchange, the shares will be subject to escrow and/or pooling requirements.

The Transferor represents and warrants to the Transferee that it has the right to dispose of the Shares in the manner contemplated by this Agreement.

This Agreement has been prepared by O’Neill Law Corporation as legal counsel for the Company only and the Transferor and the Transferee acknowledge and agree that they have been advised to seek independent legal counsel with respect to the matters contained in this Agreement.

This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

SKINVISIBLE PHARMACEUTICALS, INC.

by its authorized signatory:

/s/ Terry Howlett

Signature of Authorized Signatory

Terry Howlett

Name of Authorized Signatory

Chief Executive Officer

Position of Authorized Signatory

SIGNED, SEALED AND DELIVERED

BY TERRY HOWLETT

in the presence of:

/s/ Terry Howlett

Signature of Witness TERRY HOWLETT

356 Vincents Hollow Cir.

Address of Witness

Henderson NV 89052

Address of Witness

\1700536-1041-General(OVATIO)\Transfer Agmt.Skinvisible_Howlett2.docx

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